(Proxy Card Front)                                               COMMON STOCK
                         MUNIYIELD ARIZONA FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on December 14, 1994 at a Special Meeting of Stockholders of the Fund to be held on March 10, 1995 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                             (Continued and to be signed on the reverse side)

(Proxy Card Reverse)

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Arizona Fund II, Inc.
             FOR / /   AGAINST / /   ABSTAIN / /

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked to the          for all nominees
     contrary below) / /             listed below / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Herbert I. London, Robert R. Martin, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
             FOR / /   AGAINST / /   ABSTAIN / /

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated: _________________________, 1995

                         X ____________________________________
                                   Signature

                         X ____________________________________
                              Signature, if held jointly

PLEASE  MARK BOXES   OR (X) IN BLUE OR  BLACK INK.  SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Proxy Card Front)                                             AUCTION MARKET
                                                              PREFERRED STOCK
                         MUNIYIELD ARIZONA FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on December 14, 1994 at a Special Meeting of Stockholders of the Fund to be held on March 10, 1995 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                             (Continued and to be signed on the reverse side)

(Proxy Card Reverse)

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Arizona Fund II, Inc.
             FOR / /   AGAINST / /   ABSTAIN / /

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked to the          for all nominees
     contrary below) / /             listed below / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
             FOR / /   AGAINST / /   ABSTAIN / /

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated: _________________________, 1995

                         X ____________________________________
                                   Signature

                         X ____________________________________
                              Signature, if held jointly

PLEASE  MARK BOXES   OR (X) IN BLUE OR  BLACK INK.  SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Proxy Card Front)                                               COMMON STOCK

                       MUNIYIELD ARIZONA FUND II, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund II, Inc. (the "Fund") held of record by the undersigned on December 14, 1994 at a Special Meeting of Stockholders of the Fund to be held on March 10, 1995 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                             (Continued and to be signed on the reverse side)

(Proxy Card Reverse)

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Arizona Fund, Inc.
             FOR / /   AGAINST / /   ABSTAIN / /

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked to the          for all nominees
     contrary below) / /             listed below / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Herbert I. London, Robert R. Martin, Arthur Zeikel



3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
             FOR / /   AGAINST / /   ABSTAIN / /

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated: _________________________, 1995

                         X ____________________________________
                                   Signature

                         X ____________________________________
                              Signature, if held jointly

PLEASE  MARK BOXES   OR (X) IN BLUE OR  BLACK INK.  SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Proxy Card Front)                                             AUCTION MARKET
                                                              PREFERRED STOCK
                       MUNIYIELD ARIZONA FUND II, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                  P R O X Y
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Arizona Fund II, Inc. (the "Fund") held of record by the undersigned on December 14, 1994 at a Special Meeting of Stockholders of the Fund to be held on March 10, 1995 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                             (Continued and to be signed on the reverse side)

(Proxy Card Reverse)

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Arizona Fund, Inc.
             FOR / /   AGAINST / /   ABSTAIN / /

2. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked to the          for all nominees
     contrary below) / /             listed below / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

3. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
             FOR / /   AGAINST / /   ABSTAIN / /

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated: _________________________, 1995

                         X ____________________________________
                                   Signature

                         X ____________________________________
                              Signature, if held jointly

PLEASE  MARK BOXES   OR (X) IN BLUE OR  BLACK INK.  SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                      8